Exhibit 99.1

        Performance Summary for FirstBank NW Corp. at December 31, 2003.








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



                               FIRSTBANK NW CORP.


                          Performance Summary 12/31/03


                    West Coast Financial Services Conference
                                March 9-11, 2004



                                                           [GRAPHIC OMITTED]



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

Our Commitment to You

                                MISSION STATEMENT

The Mission of FirstBank Northwest is to exceed the expectations of our stakeholders: shareholders, customers, employees and community. As an independent community bank, FirstBank Northwest will deliver excellent service to its consumer and business customers through knowledgeable and dedicated employees. We will provide convenient access to banking and financial related products/services that meet the changing needs of our targeted customers. We will achieve this Mission profitably, therefore ensuing our long-term commitment to our shareholders.


                                VISION STATEMENT

Looking five years forward, we see FirstBank Northwest operating as an independent regional community bank cost-effectively delivering a broad range of products and services to both the consumer and business segments within the Bank's targeted markets.


                           CUSTOMER SERVICE COMMITMENT

FirstBank Northwest is committed to providing professional, accurate and timely response to customer needs and requests in a personal and friendly manner consistent with our Mission as a community bank.


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

               LONG-TERM STRATEGIES - MAXIMIZING SHAREHOLDER VALUE


1. Long term net income growth:
   o     EPS earnings growth of 10% or greater
   o     ROE target of 15%
   o     ROAA target of 1.10%
   o     Non-interest expense control
         * Manage de novo growth investment over time to realize return on investment, operating cost & operating profit


2. Grow total assets over five years to $1 billion
   o     Organic growth from Boise & Coeur d'Alene, ID and Spokane, WA
   o Organic growth from other slower growing and small rural markets, with emphasis on Umatilla & Malheur Counties
   o Growth driven by commercial operating and commercial real estate loan origination
   o     Funding growth through branch deposits to parallel loan growth
   o     Pursue acquisition opportunities
   o     Identify de novo opportunities
   o     Continue to lead with loan production offices (LPOs) into new markets


3. Capital Management
   o     Tier 1 capital 7%-8%
   o     Risk based capital greater than 10%
   o     Maintain ROE objective at, or near 15%
   o     Maintain 30% cash dividend objective


4. Risk Management
   o     IRR: quarterly ALCO review, monitor ongoing
   o     Liquidity: quarterly ALCO review, within Board policies
   o Credit: reserves at 1.4% of total loans, review quarterly with asset review & classification, NPA level static
   o Operational: FDICIA compliant, Sarbanes-Oxley/ corporate governance, technology plan / security
   o Regulatory Compliance: Bank Secrecy Act (BSA), Customer Identification Program (CIP)


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

                     FISCAL YEAR 2005 SHORT-TERM STRATEGIES

1. Meet growth of objectives:
   o     Meet income growth and EPS objectives
   o Maximize loan portfolio growth from production in Boise and Coeur d'Alene, ID and Spokane, WA. Focused return on those investments.
   o Deposit growth objectives throughout franchise with specific emphasis on core deposits and business banking. Focused return on investments in new Hayden and Boise branches.
   o Extend additional investment further out on time horizon. Managed approach to investment drag on current income.
   o     Maximize efficiencies of size and scale through integration of Pioneer
         Bank.


2. Complete the successful integration of Pioneer Bank into FirstBank and complete the conversion of the core processing system.
   o     Seek to minimize the impact to customer
   o Technology strategies to accommodate growth; scaleable to $1 billion or larger
   o     To be completed during Fiscal Year 2005


3. Develop and implement Information Technology Strategic Plan
   o     Scalable to $1 billion or larger institution
   o     Compatible with Strategic Business Plan
   o     Attain maximum efficiency
   o     Compliant with security policies and procedures, disaster recovery


4. Compliance Initiatives
   o     Sarbanes-Oxley
   o     FDICIA

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                                                          FirstBank Northwest
                                                        currently has 20 branch
                                                        locations in Washington,
                                                           Oregon and Idaho


                               [GRAPHIC OMITTED]
Washington:
-----------

         Liberty Lake
         Spokane
         Clarkston


Oregon:
------

         Pendleton
         Island City
         Enterprise
         LaGrande
         Baker City
         John Day
         Burns
         Ontario
         Vale


Idaho:
-----

         Post Falls
         Hayden
         Couer d'Alene
         Moscow
         Lewiston
         Orchards
         Grangeville
         Boise



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

                                   TOTAL ASSET
                                     GROWTH




                            [GRAPHIC CHART OMITTED]



                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
Millions        $    248     $    281     $    308     $    332    $     685


                           Fiscal Year End is March 31



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                                   LOAN GROWTH
                     5 Year Compounded Net Loan Growth 19.6%
             (4 Year Compounded Loan Growth Before Acquisition 8.1%)





                            [GRAPHIC CHART OMITTED]



                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
Millions        $    188     $    219     $    238     $    257    $     460


                           Fiscal Year End is March 31



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                         LOAN PORTFOLIO DIVERSIFICATION



                            [GRAPHIC CHART OMITTED]

                               FY 2000 (3/31/00)
                           $187.7 Million Total Loans


     Residential     Construction    Agricultural    Commercial     Consumer
     -----------     ------------    ------------    ----------     --------
         37%              17%           30.0%           12.2%          4%




                            [GRAPHIC CHART OMITTED]

                              FYTD 2004 (12/31/03)
                           $459.5 Million Total Loans


     Residential     Construction    Agricultural    Commercial     Consumer
     -----------     ------------    ------------    ----------     --------

        24.5%            14.4%          10.4%           38.2%         10.4%


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                              NEW LOAN ORIGINATIONS



                            [GRAPHIC CHART OMITTED]


                       FY 2002        FY 2003       FYTD 2004
                       -------        -------       ---------
Residential              95.4          129.7          115.4
Construction             17.3           77.1           88.9
Agricultural             12.0           13.7            4.3
Commercial               52.8           64.3           55.6
Consumer                 16.1           12.9            9.0


                           Fiscal Year End is March 31


        Anticipate growth in commercial loan originations from Boise LPO
           Anticipate growth in residential RE term loan originations from Boise & Spokane LPO


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                                 DEPOSIT GROWTH
                         5 Year Compounded Growth 26.8%
               (4 Year Compounded Growth Before Acquisition 10.2%)



                            [GRAPHIC CHART OMITTED]


                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
Millions        $    145     $    158     $    196     $    214    $     475


                           Fiscal Year End is March 31


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                             DEPOSIT DIVERSIFICATION
                     Majority of Funding from Core Deposits



                            [GRAPHIC CHART OMITTED]


                                FY 2000 (3/31/00)
                           $144.9 Million Total Loans


      Certificates of Deposits                   Core Deposits
     ------------- -----------                ------------- ------
     $79.2 Million       54.7%                $65.7 Million   45.3%




                            [GRAPHIC CHART OMITTED]


                              FYTD 2004 (12/31/03)
                           $474.4 Million Total Loans


      Certificates of Deposits                   Core Deposits
     ------------- -----------                -------------- ------
     $202.9 Million       42.8%               $271.5 Million   57.2%



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                                  TOTAL FUNDING

                  Interest Rate Risk 12/31/03, Asset Sensitive
                   Well Balanced: 100 down = -2.56% NII - 1 YR
                                  200 up = 2.86% NII - 1 YR
             Cost of Funds Managed within Policy Limits using Branch
                       Deposits, FHLB, and Brokered Funds



                            [GRAPHIC CHART OMITTED]


      FHLB                       Brokered CD's              Branch Deposits
------------ ------           ------------- ------       -------------- -----
$134 Million   22.0%          $23.8 Million   4.0%       $450.7 Million  74.1%



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                               NET INTEREST MARGIN
                         Maintained Net Interest Margin



                            [GRAPHIC CHART OMITTED]



                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
NIM                 4.16%        3.83%        3.96%        4.16%        4.07%


                           Fiscal Year End is March 31


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                                NET INCOME GROWTH
                         5 Year Compounded Growth 10.1%
                     Franchise Investment Impacts Net Income
               (4 Year Compounded Growth Before Acquisition 12.9%



                            [GRAPHIC CHART OMITTED]



                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
Millions        $  1.705     $  1.882     $  2.376     $  2.772    $   2.754


                           Fiscal Year End is March 31


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                               EARNINGS PER SHARE
                                  FULLY DILUTED
                  Driven by Net Income Growth/Share Repurchases
                       Currently Trading at 14 x Earnings



                            [GRAPHIC CHART OMITTED]


                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
EPS             $   1.06     $   1.30     $   1.70     $   2.07    $    2.19
Dividend        $   0.36     $   0.39     $   0.46     $   0.54    $    0.62


                           Fiscal Year End is March 31

                  * Annualized based on four trailing quarters


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                                STOCK PERFORMANCE



                            [GRAPHIC CHART OMITTED]



                         Average Per Share Stock Price


                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
Millions        $  13.23     $  13.88     $  19.03     $  22.43    $   29.54


                           Fiscal Year End is March 31


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                                   BOOK VALUE



                            [GRAPHIC CHART OMITTED]


                              Per Share Stock Price

                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
NIM             $  17.30     $  19.39     $  20.72     $  23.21    $   17.94


                           Fiscal Year End is March 31


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                             RESERVES FOR LOAN LOSS

                  3/31/00    3/31/01     3/31/02     3/31/03   12/31/03
                  -------    -------     -------     -------   --------
% to Net Loans        .85%       .80%       1.08%      1.33%       1.44%
% to NPA           275.00%    119.10%     228.40%    272.90%     254.02%
NPA Balance          $0.8M      $1.5M       $1.1M      $1.8M       $2.6M




                            [GRAPHIC CHART OMITTED]


                 FY 2000      FY 2001      FY 2002      FY 2003    FYTD 2004
                --------     --------     --------     --------    ---------
Millions        $    1.6     $    1.8     $    2.6     $    3.4    $     6.6


                           Fiscal Year End is March 31


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                                SHAREHOLDER VALUE


o        Balance Sheet Growth Rate of 22.5%
o        Earnings Per Share Growth Rate of 14.87%
o        Cash Dividend Payouts Target of 30.0%;
           Dividend Yield of 2.3%
o        Franchise Growth into Coeur d'Alene/Hayden and
           Boise, ID and Spokane, WA
o        Acquisition of Pioneer Bank in Eastern Oregon
o        Credit Quality and Reserve Allocations
o        Interest Rate Risk Balance


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                                   OUR PEOPLE

  FirstBank is growing, meeting the needs of our markets, and is excelling in customer service and sales. This dynamic is not a mystery, but rather the result of a culture of positive-minded, professional and progressive people all working together for a common purpose.



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                              SAFE HARBOR STATEMENT
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation contains forward-looking statements with respect to the financial condition, results of operations and business of FirstBank NW Corp. Various factors could cause actual results to differ materially from estimates. Such factors include, but are not limited to, the following: (1) integration of systems, policies and procedures related to the acquisition of Oregon Trail may take longer to accomplish than expected; (2) expected cost savings or accretions to earnings related to integration may not be fully realizable or realized within the expected timeframes; (3) impact to operating costs, customer retention, business disruption, and employee relationships due to integration may be more or less than anticipated within this presentation; (4) adverse governmental or regulatory actions including policies may be enacted; (5) the interest rate environment may further compress margins and adversely affect net income; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) competitive pressures from other financial services companies in FirstBank's markets may increase significantly; and (8) the risk of an economic slowdown, either nationally or in the markets that FirstBank does business would adversely affect credit quality and new loan or deposit originations.


Other factors that may cause actual results to differ from forward-looking statements are described in FirstBank's filings with the Securities and Exchange Commission.


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                                   CONCLUSION

                                We are FirstBank

                                We are JustRight!


[GRAPHIC OMITTED]


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